Exhibit 99.1

Capstone Green Energy Secures Transformative $112.5 Million Strategic Investment to Simplify its Capital Structure

Transaction Will Retire Legacy Preferred Equity for $85 Million and Provide a Comprehensive Balance Sheet Recapitalization

LOS ANGELES, CA / BUSINESS WIRE / March 30, 2026, Capstone Green Energy Holdings, Inc. (the "Company” or “Capstone”) (OTCQX: CGEH), a leading provider of behind-the-meter clean microturbine energy solutions for industrial and commercial operations, with solutions designed for emerging datacenter applications, today announced it has entered into securities purchase agreements for a $112.5 million strategic investment led by funds managed by Monarch Alternative Capital LP (“Monarch”), a leading global investment firm. The transaction includes the purchase of $80 million in newly issued senior convertible preferred stock and $15 million of common stock by Monarch (the “Monarch Purchase”) and a concurrent private placement (the “PIPE”) of common stock (or pre-funded warrants in lieu thereof) of an additional $17.5 million to accredited investors, including several of the Company’s existing investors. The transaction is expected to close on or about March 31, 2026, subject to the satisfaction of customary closing conditions.

$85 million of the proceeds of the transaction will be used to fully redeem the preferred equity interest in Capstone Green Energy LLC (through which the Company operates its business) held by Capstone Distributor Support Services LLC, an entity controlled by Goldman Sachs, resulting in Capstone Green Energy LLC becoming a wholly owned subsidiary of the Company. The Company intends to use the remainder of the net proceeds for general working capital and growth initiatives such as expanding into the AI data center market, building its engineering/technology capability, initiatives for building capacity and improving cost-out measures.

Transaction Overview

Pursuant to the Monarch Purchase, at the closing, the Company will issue 80,000 shares of a new Series A Preferred Stock (the “Preferred Stock”) of the Company to Monarch for a purchase price of $80 million and 3,333,334 shares of common stock on the same terms as those provided to investors in the PIPE for a purchase price of $15 million. The Preferred Stock will be convertible into shares of common stock at an initial conversion price of $5.00 per share at the option of the holder and will accrue a cumulative paid-in-kind dividend at an initial rate of 5.00% per annum, compounded annually. The Preferred Stock will vote on all matters with the common stock on an “as converted” basis, carry certain preemptive and approval rights, and will rank senior to all other outstanding capital stock and equity interests of the Company, including the common stock. It is also mandatorily convertible into equity should the company trade above $15.00 per share for 20 of 30 consecutive trading days.

In the concurrent PIPE, the Company will issue an aggregate of 7,222,223 shares of common stock or pre-funded warrants in lieu thereof (inclusive of the 3,333,334 shares purchased by Monarch noted above) at a price of $4.50 per share to a group of accredited investors for aggregate gross proceeds of $32.5 million (inclusive of the $15 million purchased by Monarch). The PIPE includes investments of approximately $17.5 million from existing Company investors.

The Company and each of its directors and executive officers have agreed to a 45-day lock-up, subject to customary exceptions.

Governance and National Exchange Listing

In connection with the investment, the Company’s Board of Directors will be fixed at seven members. Monarch will have the right to appoint two independent directors to the Board, subject to ownership levels, reflecting the significance of its investment in the Company.

In addition, the Company has agreed to use commercially reasonable efforts to cause its common stock to be approved for listing on a U.S. national securities exchange and to submit an initial listing application no later than twelve months following the closing.

Management Commentary

“This is a breakout moment for Capstone Green Energy,” said Vince Canino, President and Chief Executive Officer of Capstone Green Energy. "Monarch’s investment is more than capital - it is a strategic endorsement in our technology platform, our people, and the accelerating demand for clean distributed energy solutions at a time when AI data centers are fundamentally reshaping global energy infrastructure."

Mr. Canino continued, “This transaction accomplishes a key objective we have worked towards for the past two years - having a clean, agile capital structure, which allows our team to properly invest in and grow our business. It further helps to establish a defined path to a U.S. national securities exchange listing. Capstone has not been better positioned than it is today.”

“This investment validates the meaningful progress we have made transforming Capstone,” said Robert Powelson, Interim Chairman of the Board. “Building on our $15 million private placement in November, it further accelerates our trajectory. Together with Monarch, we are focused on executing on our strategy and delivering lasting value for all stakeholders.”

Additional Transaction Terms

The transaction is subject to the satisfaction or waiver of customary closing conditions, including the substantially concurrent redemption in full of all preferred equity in Capstone Green Energy LLC. The securities will be issued pursuant to securities purchase agreements containing terms and conditions customary for transactions of this nature.

The securities being issued and sold in the transaction have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, these securities may not be offered or sold in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. Concurrently with the execution of the securities purchase agreements, the Company and the investors named therein entered into registration rights agreements pursuant to which the Company has agreed to file a resale registration statement with the Securities and Exchange Commission registering the resale of the shares of common stock and the shares of common stock underlying the pre-funded warrants and the Preferred Stock within 30 days of the closing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Advisors

Craig-Hallum Capital Group LLC served as financial advisor to the Company and sole placement agent on the transaction, and Katten Muchin Rosenman LLP served as legal counsel to Capstone in connection with the transaction. Faegre Drinker Biddle & Reath LLP served as legal counsel to Craig-Hallum. Vinson & Elkins LLP served as legal counsel to Monarch.

About Capstone Green Energy

For nearly four decades, Capstone Green Energy has been a leader in clean technology, pioneering the use of microturbines to revolutionize how businesses manage their energy needs sustainably. In collaboration with our global network of dedicated distributors, we have shipped over 10,600 units to 88 countries, helping customers significantly reduce their carbon footprints through high-efficiency, on-site energy systems and microgrid solutions.

Our commitment to a cleaner, more resilient energy future remains steadfast. Today, we offer a comprehensive range of microturbine products, from 65kW systems to multi-megawatt solutions, tailored to meet the specific needs of commercial, industrial, and utility-scale customers. In addition to our core microturbine technology, Capstone’s growing portfolio includes flexible Energy-as-a-Service (EaaS) offerings, such as build-own & transfer models, PPAs, lease to own and rental solutions, that are designed to provide maximum value and energy security.

In our pursuit of cutting-edge energy solutions, Capstone has forged strategic partnerships to expand our impact and capabilities. Through these collaborations, we proudly offer advanced technologies that leverage renewable gas and heat recovery solutions, further enhancing the sustainability, efficiency, and reliability of our clients’ operations. These integrated offerings reflect our commitment to building a cleaner, more responsible energy future.

For more information about the Company, please visit www.CapstoneGreenEnergy.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts, such as statements concerning the expected closing of the investment transactions and the anticipated benefits thereof, the Company’s plans to redeem the Goldman preferred equity interest, the Company’s plans to pursue a national exchange listing, the Company’s anticipated use of proceeds, the Company’s expansion into the AI data center market, and the Company’s anticipated future business and financial performance. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” “will” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of Capstone’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others, matters related to the completion of the investment and related transactions, including the need to satisfy the closing conditions therefor, the Company’s ability to achieve a national exchange listing, market conditions, and other risks described in the Company’s prior press releases and in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in those filings, and other risks the Company may identify from time to time. Forward-looking statements contained herein are made only as to the date of this press release, and the Company assumes no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Contacts:

Capstone Green Energy
Investor and investment media inquiries | ir@CGRNenergy.com
818-407-3628

Source: Capstone Green Energy Holdings, Inc.